UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  July 9, 2004
                                                  ----------------


                  Global Life Sciences, Inc.
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   (Exact Name of Registrant as Specified in Its Charter)

                                          Nevada
       (State or other jurisdiction of incorporation)


               000-33333                     37-9374101
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     (Commission File Number)              (I.R.S. Employer
                                          Identification No.)


2020 Main Street, Suite 600, Irvine, California         92614
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     (Address of Principal Executive Offices)        (Zip Code)


                          949-223-7103
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    (Registrant's Telephone Number, including area code)



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   (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

Prof. Dr. Dr. Hans-Jurgen Reimann has resigned as our Chairman of the Board, Director, President, and Chief Executive Officer. Dr. Antje Reimann has resigned as one of our Directors. Our board has appointed Matthew Henninger as our Chairman of the Board, a Director, and our Chief Executive Officer and William Bosso as our President. Both resignations and appointments were effective July 9, 2004.

Mr. Henninger is currently President of Finanziell Kaufer, Inc., a Los Angeles, California boutique turnaround investment firm. During 2002 and 2003, he was a Director of Print Data Corp., a specialty distributor of information technology products and services. During 2000 and 2001, he served as the President of The Aromatherapy of Rome, a leading manufacturer of aromatherapy products in the United States. During 1998 and 1999, he served as the Chief Executive Officer of Ceres San Francisco, a leading manufacturer of specialty candles.

Mr. Bosso has been an independent business consultant for more than the past 17 years, providing advice to various public and private companies.




















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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              GLOBAL LIFE SCIENCES, INC.


July 9, 2004                  By:  /s/William Bosso
                                 -----------------------------
                                 William Bosso
                                 President


























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